SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 24, 2003
(Date of earliest event reported)

Commission File No. 333-110283

                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
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                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by UBS Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99) Computational Materials prepared by UBS Securities LLC in connection with Wells Fargo
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-16.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION

November 24, 2003

                                   By:      /s/ Patrick Greene
                                          --------------------------------
                                          Patrick Greene
                                          Senior Vice President

                              INDEX TO EXHIBITS
                              -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Computational Materials                        P
                        prepared by UBS
                        Securities LLC and in
                        connection with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2003-16.

Exhibit No. 99